                       SUBSIDIARIES OF ARMOR HOLDINGS, INC
I. UNITED STATES
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COMPANY                                              JURISDICTION OF FORMATION
                                                   (TYPE OF ENTITY IF OTHER THAN
                                                            CORPORATION)
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911EP, Inc.                                                    Delaware
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AccuCase, LLC                                                 California
                                                     (Limited Liability Company)
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Arcolex, LLC                                                   Delaware
                                                     (Limited Liability Company)
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Armor Holdings Aerospace & Defense, Inc.                       Delaware
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AHI Properties I, LLC                                          Delaware
                                                     (Limited Liability Company)
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Armor Brands, Inc.                                             Delaware
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ArmorGroup Services, LLC                                       Delaware
                                                     (Limited Liability Company)
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Armor Holdings Forensics, LLC                                  Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Armor Holdings Aircraft, LLC                                   Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Armor Holdings GP, LLC                                         Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Armor Holdings Government Relations, LLC                       Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Armor Holdings Information Technology, LLC                     Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Armor Holdings LP, LLC                                         Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Armor Holdings Mobile Security, LLC                            Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Armor Holdings Payroll Services, LLC                           Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Armor Holdings Products, LLC                                   Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Armor Holdings Properties, Inc.                                Delaware
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Armor Safety Products Company                                  Delaware
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Bianchi International                                         California
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Armor Accessories, Inc.                                         Texas
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Carturo, Inc.                                                  Delaware
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Casco International, Inc.                                   New Hampshire
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Centigon Sales & Marketing, LLC                                Delaware
                                                     (Limited Liability Company)
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Centigon, USA LLC                                              Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
CDR International, Inc.                                        Delaware
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Defense Technology Corporation of America                      Delaware
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Dynasum, LLC                                                   Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Hatch Imports, Inc.                                           California
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High Gulf Services, LLC                                        Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Identicator, Inc.                                              Delaware
--------------------------------------------------------------------------------
International Center for Safety Education, Inc.                Arizona
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Mistron, LLC                                                   Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Monadnock Lifetime Products, Inc.                              Delaware
--------------------------------------------------------------------------------
Monadnock Lifetime Products, Inc.                           New Hampshire
--------------------------------------------------------------------------------
Monadnock Police Training Council, Inc.                     New Hampshire
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Mt. Cobb Specialty, Inc.                                     Pennsylvania
--------------------------------------------------------------------------------

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COMPANY                                              JURISDICTION OF FORMATION
                                                   (TYPE OF ENTITY IF OTHER THAN
                                                            CORPORATION)
--------------------------------------------------------------------------------
NAP Properties, Ltd.                                          California
                                                           (Limited Partnership)
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NAP Property Managers, LLC                                    California
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
New Technologies Armor, Inc.                                   Delaware
--------------------------------------------------------------------------------
ODV Holdings Corp.                                             Delaware
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Oakbranch, Inc.                                                Delaware
--------------------------------------------------------------------------------
O'Gara-Hess & Eisenhardt Armoring Company, L.L.C.              Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Penn Fibre & Specialty Company of Delaware, Inc.               Delaware
--------------------------------------------------------------------------------
PFS Sales Company                                            Pennsylvania
--------------------------------------------------------------------------------
Pro-Tech Armored Products of Massachusetts, Inc.            Massachusetts
--------------------------------------------------------------------------------
Ramtech Development Corp.                                      Delaware
--------------------------------------------------------------------------------
Safariland Government Sales, Inc.                             California
--------------------------------------------------------------------------------
Safari Land Ltd., Inc.                                        California
--------------------------------------------------------------------------------
Santana Acquisition Corp.                                       Texas
--------------------------------------------------------------------------------
Second Chance Armor, Inc.                                      Delaware
--------------------------------------------------------------------------------
Simula, Inc.                                                   Arizona
--------------------------------------------------------------------------------
Simula Aerospace & Defense Group, Inc.                         Arizona
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Simula Polymer Systems, Inc.                                   Arizona
--------------------------------------------------------------------------------
Simula Technologies, Inc.                                      Arizona
--------------------------------------------------------------------------------
Spartegic, LLC                                                 Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
Specialty Defense Systems of Delaware, Inc.                    Delaware
--------------------------------------------------------------------------------
Specialty Defense Systems of Kentucky, Inc.                    Kentucky
--------------------------------------------------------------------------------
Specialty Defense Systems of Nevada, Inc.                       Nevada
--------------------------------------------------------------------------------
Specialty Defense Systems of Pennsylvania, Inc.               Pennsylvania
--------------------------------------------------------------------------------
Specialty Defense Systems of Tennessee, Inc.                   Tennessee
--------------------------------------------------------------------------------
Specialty Machinery, Inc.                                     Pennsylvania
--------------------------------------------------------------------------------
Specialty Plastic Products of Delaware, Inc.                   Delaware
--------------------------------------------------------------------------------
The Centigon Company, LLC                                      Delaware
                                                     (Limited Liability Company)
--------------------------------------------------------------------------------
The Specialty Group, Inc.                                     Pennsylvania
--------------------------------------------------------------------------------
Cyconics International Training Services, Inc.                 Delaware
--------------------------------------------------------------------------------

                                        2

II. UNITED KINGDOM

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COMPANY                                            JURISDICTION OF FORMATION
--------------------------------------------------------------------------------
AH Worldwide LP                                             Scotland
                                                       (Limited Partnership)
--------------------------------------------------------------------------------
Armor Holdings CDR Limited                               United Kingdom
--------------------------------------------------------------------------------
Armor Products Holdings Limited                          United Kingdom
--------------------------------------------------------------------------------
Armor Products International Limited                     United Kingdom
--------------------------------------------------------------------------------
Armor Services Limited Partnership                          Scotland
                                                       (Limited Partnership)
--------------------------------------------------------------------------------
Simula Capital Limited                             England and Wales (Limited
                                                       Liability Company)
--------------------------------------------------------------------------------

                                        3

III. SOUTH AMERICA

-------------------------------------------------------------------------------
COMPANY                                            JURISDICTION OF FORMATION
-------------------------------------------------------------------------------
Centigon Colombia, S.A.                                    Colombia
-------------------------------------------------------------------------------
Centigon Blindagens do Brasil LTDA                          Brazil
-------------------------------------------------------------------------------
Centigon Venezuela, C.A.                                  Venezuela
-------------------------------------------------------------------------------

                                        4

IV. MEXICO

--------------------------------------------------------------------------------
COMPANY                                             JURISDICTION OF FORMATION
--------------------------------------------------------------------------------
Orientacion Profesional y Administrativa,
  S.A. de C.V.                                                Mexico
--------------------------------------------------------------------------------
Centigon Mexico, S.A. de C.V.                                 Mexico
--------------------------------------------------------------------------------
Safariland Internacional, S.A. de C.V.                        Mexico
--------------------------------------------------------------------------------

                                        5

V. CONTINENTAL EUROPE

--------------------------------------------------------------------------------
COMPANY                                              JURISDICTION OF FORMATION
--------------------------------------------------------------------------------
Centigon France S.A.S.                                        France
--------------------------------------------------------------------------------
Centigon Germany GmbH                                         Germany
--------------------------------------------------------------------------------
Centigon Properties Germany GmbH                              Germany
--------------------------------------------------------------------------------
Centigon Holdings Germany GmbH                                Germany
--------------------------------------------------------------------------------
Defence Systems France SARL                                   France
--------------------------------------------------------------------------------
Defence Systems International Africa SA                       France
--------------------------------------------------------------------------------
O'Gara-Hess & Eisenhardt, Srl                                 Italy
--------------------------------------------------------------------------------
Centigon Holdings, France, S.A.S.                             France
--------------------------------------------------------------------------------
O'Gara Hess & Eisenhardt- France S.A.                         France
--------------------------------------------------------------------------------
Centigon Properties Germany GmbH                              Germany
--------------------------------------------------------------------------------
Societe de Blindage et de Securite S.B.S.                     France
--------------------------------------------------------------------------------
SARL Essonne Securite                                         France
--------------------------------------------------------------------------------

                                        6